UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

January 12, 2016 (January 12, 2016)

DJO Finance LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142188	20-5653965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1430 Decision Street

Vista, CA 92081

(760) 727-1280

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

DJO Finance LLC (“DJOFL” or the “Company”) is filing this Form 8-K to update information reported in its Form 10-Q filed on November 10, 2015 regarding the timing and estimated range of costs to be incurred related to the exit of the Empi business. On November 10, 2015, we announced a plan to exit the Empi business due to sales of Empi products being below the level needed to reach acceptable profitability and the timeframe needed to assure sustainable profitability would be longer than management believed to be economically justified. As of December 31, 2015, all manufacturing, selling and reimbursement billing activities related to Empi ceased. In accordance with applicable accounting guidance for the disposal of long lived assets, the results of the Empi business will be reported as discontinued operations and, as such, will be excluded from both continuing operations and the Recovery Sciences segment results in Form 10-K for the fiscal year ending December 31, 2015.

The Company estimates the pre-tax cash costs to exit the Empi business to be approximately $14 million to $20 million in the fourth quarter of fiscal year 2015. These costs consist of:

•	One time employee termination benefits ranging from $6 to $7 million;

•	Uncollectable accounts receivable ranging from $5 to $7 million;

•	Contractual obligations ranging from $2 to $4 million; and

•	Professional fees and other restructuring related costs ranging from $1 to $2 million.

The Company estimates pre-tax charges related to non-cash asset write-downs to be approximately $6 to $9 million.

The range of total costs, as well as the ranges of each type of costs, are estimates and are subject to change based on final audited results.

The information furnished pursuant to this Form 8-K shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of DJOFL’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless DJOFL expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 7.01 Regulation FD Disclosure.

The information set forth under Item 2.05 “Costs Associated with Exit or Disposal Activities” is incorporated herein by this reference.

Item 8.01 Other Events.

The Company will hold a conference call to discuss the costs associated with the exit of the Empi business on Wednesday January 13, 2016 at 1:00 p.m. Eastern Time, 10:00 a.m. Pacific Time. Additional information regarding the conference is included in a press release issued earlier today, including the following dial-in numbers: U.S. callers: (866) 394-8509; International callers: (706) 643-6833); Reservation code 22322226.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: January 12, 2016	DJO FINANCE LLC

	By:	/s/ DONALD M. ROBERTS
	Name:	Donald M. Roberts
	Title:	Executive Vice President & General Counsel